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                                   EXHIBIT 23

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

                                                                    Exhibit (23)


                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


Rowe Furniture Corporation
Salem, Virginia

  We hereby consent to the incorporation by reference of our reports dated December 22, 1997, except for Note 12 which is as of January 2, 1998, relating to the consolidated financial statements and schedule of Rowe Furniture Corporation appearing in the Company's Annual Report on Form 10-K for the year ended November 30, 1997 into the Company's previously filed registration statements file numbers 2-94943, 33-90486, 33-77766, and 33-77768.



High Point, North Carolina                    /s/ BDO SEIDMAN, LLP
February 12, 1998                             --------------------
                                              BDO SEIDMAN, LLP